UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Aegis Financial Corporation
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end:  December 31, 2014

Date of reporting period:  September 30, 2014

Item 1. Schedule of Investments.

Aegis High Yield Fund
Schedule of Portfolio Investments
September 30, 2014
(Unaudited)

	Shares or Principal Amount	Value
Bank Loans - 6.0%
Apparel & Textile Products - 4.5%
Archroma Term Loan B, 9.500%, 09/30/2018	3,218,750	$3,260,996

Auto Parts & Equipment - 1.5%
Exide Technologies, Term Loan, 9.000%, 11/10/2014	1,103,306	1,089,514
		4,350,510
Total Bank Loans (Cost $4,273,562)

Common Stocks - 4.0%
Media - 1.0%
RDA Holding Co. (1)(6)	18,810	752,400

Mining - 1.7%
Amerigo Resources Ltd. (1)(4) CAD	1,199,300	430,549
Jaguar Mining Inc. (1)	1,631,589	809,268
		1,239,817
Oil Companies - Exploration & Production - 0.3%
Woodbine Holdings LLC (1)(6)	56,010	229,641

Real Estate Investment Trusts - 0.7%
CIM Commercial Trust Corp.	21,744	480,108

Transportation - 0.3%
Globus Maritime Ltd. (1)	64,730	216,845
Total Common Stocks (Cost $6,530,940)		2,918,811

Convertible Bonds - 10.0%
Diversified Financial Services - 0.0%
Penson Worldwide, Inc., Sr. Unsec., 06/01/2014, 8.000% (2)(5)(6)
(Acquired Various Dates Cost, $973,650)	1,000,000	10,000

Mining - 1.7%
Lake Shore Gold Corp., 09/30/2017, 6.250% (2)(4) CAD
(Acquired Various Dates Cost, $984,681)	1,362,000	1,237,408

Oil & Gas Services - 5.4%
Cal Dive International, Inc., 07/15/2017, 5.000%	6,000,000	3,937,500

Oil Companies - Exploration & Production - 2.9%
Zaza Energy Corp., Sr. Unsec., 08/01/2017, 9.000% (2)
(Acquired Various Dates Cost, $2,452,763)	2,500,000	2,051,562
Total Convertible Bonds (Cost $9,836,083)		7,236,470

Corporate Bonds - 67.3%
Agriculture - 7.8%
Alliance One International, Inc., 2nd Lien, 07/15/2021, 9.875%	5,000,000	4,900,000
Mriya Agro Holding PLC, 04/19/2018, 9.450% (2)	3,000,000	825,000
(Acquired Various Dates Cost, $2,398,250)
		5,725,000
Auto Parts & Equipment - 1.2%
Exide Technologies, 1st Lien, 02/01/2018, 8.625% (5)	3,300,000	891,000

Biotechnology - 5.2%
Novasep Holding SAS, 12/15/2016, 8.000% (2)(4) EURO
(Acquired Various Dates Cost, $3,741,827)	3,800,000	3,752,500

Diversified Financial Services - 3.3%
Creditcorp, Sec., 07/15/2018, 12.000% (2)(4)
(Acquired Various Dates, Cost $1,998,191)	2,000,000	2,110,000
Penson Worldwide, Inc., Sec., 05/15/2017, 12.500% (2)(5)(6)
(Acquired Various Dates, Cost $584,753)	915,000	262,696
		2,372,696
Engineering & Construction - 0.0%
Pfleiderer Finance BV, Company Guarantee, 02/14/2049, 7.125% (4)(5) EURO	650,000	23,899

Food & Beverage - 4.1%
Southern States Cooperative, Inc., 08/15/2021, 10.000% (2)
(Acquired Various Dates, Cost $2,996,286)	3,000,000	2,955,000

Information Technogy - 2.7%
Sitel LLC / Sitel Finance Corp., Sr. Unsec., 04/01/2018, 11.500%	1,000,000	955,000
Sitel LLC / Sitel Financial Corp., 1st Lien, 08/01/2017, 11.000% (2)	1,000,000	1,040,000
(Acquired 7/06/2012, Cost $985,426)		1,995,000

Machinery - Diversified - 2.8%
Tempel Steel Co., Sr. Sec., 08/15/2016, 12.000% (2)
(Acquired Various Dates, Cost $1,975,154)	2,000,000	2,010,000

Manufactured Goods - 3.7%
Dispensing Dynamics International, Sec., 01/01/2018, 12.500% (2)(3)	2,500,000	2,712,500
(Acquired Various Dates, Cost $2,490,996)

Mining - 4.0%
Thompson Creek Metals Co., Inc., Company Guarantee, 06/01/2018, 7.375% (4) CAD	3,000,000	2,895,000

Oil & Gas Drilling - 5.6%
PSOS Finance Ltd., Sec.,, 04/23/2018, 11.750% (2)
(Acquired Various Dates, Cost $3,986,031)	4,000,000	4,070,000

Oil & Gas Services - 5.0%
Global Rig Co Asa, 06/03/2019, 9.000% (4) EURO	1,200,000	1,255,500
IronGate Energy Services LLC, Sec., 07/01/2018, 11.000% (2)
(Acquired 06/26/2013, Cost $2,320,851)	2,350,000	2,370,563
		3,626,063

Oil Companies - Exploration & Production - 8.9%
ATP Oil & Gas Corp., Sr. Sec., 05/01/2015, 11.875% (5)	1,250,000	16,875
Endeavour International Corp., 1st Lien, 03/01/2018, 12.000%	2,000,000	1,440,000
Lonestar Resources America, Inc., 04/15/2019, 8.750% (2)(3)	500,000	498,125
(Acquired 04/01/2014, Cost $500,000.00)
New Gulf Resources LLC/NGR Finance Corp., 05/15/2019, 11.750% (2)(3)	2,000,000	2,035,000
(Acquired Various Dates, Cost $2,013,125)
RAAM Global Energy Co., Sec., 10/01/2015, 12.500% (6)	3,000,000	2,467,500
		6,457,500
Paper Products - 2.7%
Fortress Paper Ltd., 12/31/2019, 7.000%	4,720,000	1,980,803

Restaurants - 5.7%
Northland Resources AB, 04/07/2015, 11.000% (4)(6) EURO	1,234,526	1,172,800
Ruby Tuesday, Inc., 05/15/2020, 7.625%	3,000,000	2,985,000
		4,157,800
Transportation - 4.9%
OSA Goliath Petroleum Ltd., Sec.
5/07/2015, 15.000% (6)	207,500	223,063
10/09/2018, 12.000%	3,000,000	3,090,000
		3,313,063
Total Corporate Bonds (Cost $54,379,072)		48,937,824

Preferred Stocks - 3.7%
Oil Companies - Exploration & Production - 3.7%
Magnum Hunter Resources Corp. 8.000%	27,228	720,861
Magnum Hunter Resourses Corp. 10.250%	74,397	1,931,346
Total Preferred Stocks (Cost $2,236,150)		2,652,207

Total Investments - 91.0% (Cost $77,255,806)		66,095,822
Other Assets in Excess of Liabiliies - 9.0%		6,560,647
Net Assets - 100.0%		$72,656,469
Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)
144A − Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(3)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of 9/30/2014.
(4)	Foreign security denominated in U.S. Dollars.
(5)	Issue is in default or bankruptcy.
(6)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
	CAD = Canadian Dollar
	EURO = The European Currency

At September 30, 2014, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:
		77,255,806
	Cost of investments	2,374,526
	Gross unrealized appreciation	(13,534,510)
	Gross unrealized depreciation	(11,159,984)
	Net unrealized depreciation on investments

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Portfolio Characteristics
September 30, 2014
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Bank Loans		6.0%
Apparel & Textile Products	4.5%
Auto Parts & Equipment	1.5%
Common Stock		4.0%
Media	1.0%
Mining	1.7%
Oil Companies - Exploration & Production	0.3%
Real Estate Investment Trusts	0.7%
Transportation	0.3%
Convertible Bond		10.0%
Diversified Financial Services	0.0%
Mining	1.7%
Oil & Gas Services	5.4%
Oil Companies - Exploration & Production	2.9%
Corporate Bond		67.6%
Agriculture	7.8%
Auto Parts & Equipment	1.2%
Biotechology	5.2%
Consumer Services	0.0%
Diversified Financial Services	3.3%
Engineering & Construction	0.0%
Food & Beverage	4.1%
Information Technogy	2.7%
Machinery - Diversified	2.8%
Manufactured Goods	3.7%
Mining	4.0%
Oil & Gas Drilling	5.6%
Oil & Gas Services	5.0%
Oil Companies - Exploration & Production	8.9%
Paper Products	2.7%
Restaurants	5.7%
Transportation	4.9%
Preferred Stock		3.7%
Oil Companies - Exploration & Production	3.7%
Warrants
Oil Companies - Exploration & Production

Other Assets & Liabilities		9.7%
Net Assets		100.0%

Portfolio Characteristics − (continued)
September 30, 2014
(Unaudited)

Credit Quality − % of Corporate Bonds
BB	0.0%
B	11.4%
CCC	40.7%
Below CCC or Unrated	47.9%
100.0%

Maturity (Or Most Likely Call) − % of Corporate Bonds
0 - 1 year	8.0%
1 - 5 years	68.3%
5 - 10 years	23.7%
Over 10 years	0.00%
100.0%

Investment Valuation

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at September 30, 2014

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of  September 30, 2014:

	Level 1	Level 2	Level 3	Total
	-	4,350,510	-	4,350,510
				-
Media	-	-	752,400	752,400
Mining	1,239,817	-	-	1,239,817
Oil Companies - Exploration & Production	-	-	229,641	229,641
Real Estate Investment Trusts	480,108	-	-	480,108
Transportation	216,845	-	-	216,845

Diversified Financial Services		-	10,000	10,000
Mining		1,237,408		1,237,408
Oil & Gas Services		3,937,500		3,937,500
Oil Companies - Exploration & Production		2,051,562		2,051,562
				-
Agriculture	-	5,725,000	-	5,725,000
Auto Parts & Equipment	-	891,000	-	891,000
Biotechnology	-	3,752,500	-	3,752,500
Diversified Financial Services	-	2,110,000	262,696	2,372,696
Engineering & Construction	-	23,899	-	23,899
Food & Beverage	-	2,955,000	-	2,955,000
Information Technogy	-	1,995,000	-	1,995,000
Machinery - Diversified	-	2,010,000	-	2,010,000
Manufactured Goods	-	2,712,500	-	2,712,500
Mining	-	2,895,000	-	2,895,000
Oil & Gas Drilling	-	4,070,000	-	4,070,000
Oil & Gas Services	-	3,626,063	-	3,626,063
Oil Companies - Exploration & Production	-	3,990,000	2,467,500	6,457,500
Paper Products	-	1,980,803	-	1,980,803
Restaurants	-	2,985,000	1,172,800	4,157,800
Transportation	-	3,090,000	223,063	3,313,063

Oil Companies − Exploration & Production	2,652,207	-	-	2,652,207
Total*	4,588,977	56,388,745	5,118,100	66,095,822

Investments	Fair Value as of 9/30/2014	Valuation Technique	Unobservable Inputs
RDA Holding Company	$752,400	Fair Valuation	Broker Quotes, Comparables Pricing

Woodbine Holdings LLC	$229,641	Market Comparables	Broker Quotes, Comparables Pricing

OSA Goliath Petroleum Ltd., Sec., 15.000%, 05/07/2015	$223,063	Market Comparables	Broker Quotes, Comparables Pricing

Northland Resources AB	$1,172,800	Market Comparables	Broker Quotes, Comparables Pricing
RAAM Clobal Enrergy Company	$2,467,500	Market Based Valuation	IDC price challenge, Broker Qoutes, Comparables Pricing
Penson Worldwide, Inc., Sr. Unsec., 8.000%, 06/01/2014	$10,000	Fair Valuation	Comparables Pricing, Company Financial Statements
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017	$262,697	Fair Valuation	Comparables Pricing, Company Financial Statements

Investments in Securities
Period Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	September 30, 2014
Fair Value as of 12/31/13	$1,343,431
Total unrealized gain included in earnings	89,728
Total unrealized loss included in earnings	(494,217)
Total realized gain included in earnings	-
Total realized losses included in earnings	-
Purchase	4,196,033
Sales	-
Transfer into Level 3	-
Transfer out of Level 3	(16,875)
Fair Value as of 9/30/14	$5,118,100

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date	$-

* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.
There were no transfers between Level 1, 2 and 3 fair valuation measurements during the reporting period, as compared to the certifications from the previous annual report. The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required. Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date. The fee will be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund. Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Aegis Value Fund
Schedule of Portfolio Investments
September 30, 2014
(Unaudited)

	Shares	Value
Common Stocks - 88.8%
Consumer Discretionary - 10.4%
Auto Components - 2.5%
Superior Industries International, Inc.	131,593	$2,306,825
Sypris Solutions, Inc.	888,627	2,923,583
		5,230,408
Hotels, Restaurants & Leisure - 3.5%
Bowl America, Inc. Class A	9,481	137,190
Frisch's Restaurants, Inc.	18,486	523,154
Luby's, Inc. (1)	230,603	1,226,808
Ruby Tuesday, Inc. (1)	943,052	5,554,576
		7,441,728
Household Durables - 1.7%
Bassett Furniture Industries, Inc.	119,262	1,629,119
Natuzzi S.p.A. - SP ADR (1)(2)	373,265	757,728
Retail Holdings N.V. (2)	57,305	1,160,426
		3,547,273
Media - 0.1%
Ballantyne Strong Inc. (1)	60,293	268,304

Multiline Retail - 0.1%
ALCO Stores Inc. (1)(3)	169,178	338,356

Textiles, Apparel & Luxury Goods - 2.5%
Delta Apparel, Inc. (1)(3)	586,728	5,333,358
Total Consumer Discretionary		22,159,427

Consumer Staples - 6.1%
Food Products - 1.2%
Legumex Walker Inc. (1)(2)	460,300	2,009,792
Thorntons PLC (1)(2) GBP	370,303	638,663
		2,648,455
Tobacco - 4.9%
Alliance One International, Inc. (1)(3)	5,278,931	10,399,494
Total Consumer Staples		13,047,949

Energy - 21.1%
Energy Equipment & Services - 12.0%
Cal Dive International, Inc (1)	4,026,146	3,905,362
Hercules Offshore, Inc. (1)	1,298,386	2,856,449
Leader Energy Services Ltd. (1)(2) CAD	341,933	9,159
McDermott International, Inc. (1)(2)	1,089,561	6,232,289
Mitcham Industries, Inc. (1)	190,208	2,101,798
Paragon Offshore PLC (1)(2)	1,695,003	10,424,269
		25,529,326

Oil, Gas & Consumable Fuels - 9.1%
Comstock Resources, Inc.	221,100	4,116,882
Energy XXI (Bermuda) Ltd. (2)	93,167	1,057,446
Peabody Energy Corp.	483,800	5,989,444
Questerre Energy Corp. - Class A (1)(2) CAD	1,593,800	1,480,023
WPX Energy Inc. (1)	264,643	6,367,311
Zaza Energy Corp. (1)	118,994	431,949
		19,443,055
Total Energy		44,972,381

Financials - 12.4%
Capital Markets - 0.4%
US Global Investors, Inc. - Class A	226,323	803,447

Commercial Banks - 0.0%
Citizens Bancshares Corp.	3,024	26,006

Diversified Financial Services - 1.2%
California First National Bancorp.	167,096	2,479,705

Insurance - 5.6%
Aspen Insurance Holdings Ltd.	85,600	3,661,112
EGI Financial Holdings, Inc. (1)(2) CAD	573,735	6,557,264
White Mountains Insurance Group Ltd. (2)	2,761	1,739,623
		11,957,999
Real Estate Investment Trusts (REITs) - 3.8%
BRT Realty Trust (1)	472,798	3,545,985
Equity Commonwealth	178,655	4,593,220
		8,139,205
Real Estate Management & Development - 1.3%
Public Service Properties Investments Ltd. (1)(2)(3)	7,069,706	2,779,288

Thrifts & Mortgage Finance - 0.1%
First Federal of Northern Michigan Bancorp, Inc.	35,640	188,892
Total Financials		26,374,542

Industrials - 8.3%
Aerospace & Defense - 0.0%
The Allied Defense Group, Inc. (1)(4)	1,599	192
		192
Airlines - 1.2%
Dart Group PLC (2) GBP	36,450	127,659
JetBlue Airways Corp. (1)	230,176	2,444,469
		2,572,128
Commercial Services & Supplies - 0.3%
Versar, Inc. (1)	167,053	539,581

Machinery - 5.7%
Hardinge, Inc.	255,497	2,795,137
Tecumseh Products Co. (1)(3)	2,196,144	9,443,419
		12,238,556

Marine - 0.2%
Globus Maritime Ltd. (1)(2)	127,197	426,110

Trading Companies & Distributors - 0.9%
Aircastle Ltd. (2)	112,269	1,836,721
Total Industrials		17,613,288

Information Technology - 5.2%
Electronic Equipment, Instruments & Components - 0.9%
Frequency Electronics, Inc. (1)	174,383	1,860,666

Semiconductor & Semiconductor Equipment - 4.3%
Photronics, Inc. (1)	1,143,753	9,207,212
Total Information Technology		11,067,878

Materials - 24.7%
Metals & Mining - 17.6%
Amerigo Resources Ltd. (1)(2)(3)	8,906,800	3,197,541
AuRico Gold Inc. (2)	1,055,378	3,683,269
Avino Silver & Gold Mines (1)(2)(3) CAD	1,686,675	2,310,745
Coeur Mining Corp. (1)	800,592	3,970,936
Dalradian Resources Inc. (1)(2)(3) CAD	4,521,770	2,785,858
Geodrill Ltd. (1)(2)	945,000	569,557
GoldQuest Mining Corp. (1)	535,300	74,085
Guyana Goldfields Inc. (1)(2)	368,250	861,705
Lake Shore Gold Corp. (1)(2)	2,951,966	2,981,486
McEwen Mining, Inc. (1)	291,234	570,818
Nevsun Resources Ltd. (2)	1,965,995	7,097,242
Olympic Steel Inc	103,685	2,132,800
Rio Alto Mining Ltd. (1)(2)	1,022,139	2,436,816
Sulliden Mining Capital Inc. (1)(2) CAD	407,693	182,014
Universal Stainless & Alloy Products Inc. (1)	179,902	4,742,217
		37,597,089
Paper & Forest Products - 7.2%
Mercer International, Inc. (1)	685,163	6,680,339
Resolute Forest Products Inc. (1)	545,957	8,538,768
		15,219,107
Total Materials		52,816,196

Utilities - 0.6%
Independent Power Producers & Energy Traders - 0.6%
Maxim Power Corp. (1)(2)	493,200	1,303,515
Total Utilities		1,303,515

Total Common Stocks (Cost $213,280,292)		189,355,176

Warrants - 1.6%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016 (1)(4)	141,667	18,417
Total Energy		18,417

Financials - 1.5%
Insurance - 1.5%
American International Group, Inc., Exercise Price: $45.00, 01/19/2021 (1)	135,279	3,233,168
Total Financials		3,233,168

Materials - 0.1%
Metals & Mining - 0.1%
Avino Silver & Gold Mines , Exercise Price: $2.87, 02/25/2017, (1)(4)	311,922	68,623
Dalradian Resources Inc., Exercise Price: $0.90, 02/19/2015 (2) CAD	500,000	34,599
Total Materials		103,222

Total Warrants (Cost $1,120,124)		3,354,807

Total Investments - 90.4% (Cost $214,400,416)		192,709,983
Other Assets in Excess of Liabiliies - 9.6%		20,454,534
Net Assets - 100.0%		$213,164,517
Percentages are stated as a percent of net assets.

(1) Non-income producing securities.
(2) Foreign security denominated in U.S. Dollars.
(3) Affiliated Company − The fund is owner of more than 5% of the outstanding voting securities.
See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4) Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.

CAD — Canadian Dollar
GBP — British Pound
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

At September 30, 2014, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:
214,400,416
Cost of investments	25,233,805
Gross unrealized appreciation	(46,924,238)
Gross unrealized depreciation	(21,690,433)
Net unrealized depreciation on investments

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Portfolio Characteristics
September 30, 2014

Industry Breakdown
	% of the Fund’s Net Assets
Common Stock		88.8%
Aerospace & Defense	1.4%
Airlines	1.2%
Auto Components	1.1%
Capital Markets	0.4%
Commercial Services & Supplies	0.3%
Diversified Financial Services	1.1%
Electronic Equipment, Instruments & Components	0.9%
Energy Equipment & Services	12.0%
Food Products	1.2%
Hotels, Restaurants & Leisure	3.5%
Household Durables	1.7%
Independent Power Producers & Energy Traders	0.6%
Insurance	5.6%
Machinery	5.7%
Marine	0.2%
Media	0.1%
Metals & Mining	17.6%
Multiline Retail	0.1%
Oil, Gas & Consumable Fuels	9.1%
Paper & Forest Products	7.2%
Real Estate Investment Trusts (REIT)	3.8%
Real Estate Management & Development	1.3%
Semiconductor & Semiconductor Equipment	4.3%
Textiles, Apparel & Luxury Goods	2.5%
Thrifts & Mortgage Finance	0.1%
Tobacco	4.9%
Trading Companies & Distributors	0.9%
Warrants*		1.6%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.1%
Insurance	1.5%
Other Assets in Excess of Liabiliies		9.6%
Total Net Assets		100.0%

Investments in Affiliated Companies*
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of September 30, 2014 amounted to $36,588,058, representing 17.16% of net assets. A summary of affiliated transactions for the period ended September 30, 2014 is as follows:

Aegis Value Fund

							Public Service
	ALCO Stores Inc.	Alliance One International Inc.	Amerigo Resources Ltd.	Avino Silver & Gold Mines Ltd Co.	Dalradian Resources**	Delta Apparel Inc	Properties Investments Ltd.	Tecumseh Products Co.***	Total

December 31, 2013
Balance
Shares	231,978	-	8,906,800	-	3,521,770	408,602	-	1,420,620	-
Cost	$2,113,477	$-	$6,309,422	$-	$2,657,716	$2,645,255	$-	$12,873,522	$26,599,392
Market Value	$2,157,395	$-	$3,295,516	$-	$2,155,002	$6,938,062	$-	$12,685,671	$27,231,646

Gross Additions
Shares	-	5,278,931	-	1,686,675	1,000,000	178,126	7,069,706	887,562	-
Cost	$-	$16,452,085	$-	$3,161,763	$617,615	$1,772,320	$2,941,068	$6,605,483	$31,550,334

Gross Deductions
Shares	(62,800)	-	-	-	-	-	-	(112,038)	-
Cost	$(493,158)	$-	$-	$-	$-	$-	$-	$(1,702,142)	$(2,195,300)
Proceeds	$187,284	$-	$-	$-	$-	$-	$-	$842,042	$1,029,326

September 30, 2014
Balance
Shares	169,178	5,278,931	8,906,800	1,686,675	4,521,770	586,728	7,069,706	2,196,144	-
Cost	$1,620,319	$16,452,085	$6,309,422	$3,161,763	$3,275,331	$4,417,575	$2,941,068	$17,776,863	$55,954,425
Market Value	$338,356	$10,399,494	$3,197,541	$2,310,745	$2,785,858	$5,333,358	$2,779,288	$9,443,419	$36,588,058

Realized gain (loss)	$(305,874)	$-	$-	$-	$-	$-	$-	$(878,100)	$(1,183,974)

Investment income	$-	$-	$-	$-	$-	$-	$-	$-	$-

*As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**Dalradian Resources was not affiliated as of 12/31/2013
***As a result of a recapitalization process, each outstanding shares of Class A shares and Class B shares of Tecumseh Products Co. was reclassified into one Common Share of Tecumseh Products Co. on 5/2/2014. There were no changes to the shareholder’s equity.

Investment Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at September 30, 2014

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	22,022,237	137,190	-	22,159,427
Consumer Staples	12,409,286	638,663	-	13,047,949
Energy	44,972,381	-	-	44,972,381
Financials	19,002,034	2,779,288	-	21,781,322
Industrials	17,485,437	127,659	192	17,613,288
Information Technology	11,067,878	-	-	11,067,878
Materials	52,246,639	569,557	-	52,816,196
Utilities	1,303,515	-	-	1,303,515
Warrants				-
Energy	-		18,417	18,417
Financials	3,233,168	-	-	3,233,168
Materials	-	34,599	68,623	103,222
Total	183,742,575	4,286,956	87,232	188,116,763

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of September 30, 2014:

Investments	Fair Value as of 9/30/2014	Valuation Technique	Unobservable Inputs
The Allied Defense Group, Inc.	$192	Fair Valuation	Company Financial Statements
Avino Silver & Gold Mines, Exercise Price: $2.87, 02/25/2017	$68,623	Fair Valuation	Pricing Model
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016	$18,417	Fair Valuation	Pricing Model

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)				Investments in Securities Period Ended 9/30/2014
Beginning Balance as of 12/31/13				$308,964
Unrealized gain included in earnings				64
Unrealized losses included in earnings				(483,810)
Realized gain included in earnings				-
Realized losses included in earnings				-
Purchase				262,014
Sales				-
Transfer into Level 3 during the year				-
Transfer out of Level 3 during the year				-
Ending Balance as of 9/30/14				$87,232

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date				$(483,746)

During the period ended September 30, 2014, there were the following transfers between Level 1, Level 2 and Level 3 for the Aegis Value Fund.
Transfers	Market Value
Level 1 into Level 2	$ 5,571,025
Level 2 into Level 1	$ 17,539

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.
The transfers from Level 2 to Level 1 were due to certain securities switching from an evaluated price obtained from the pricing vendor to a direct quote in an active market. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales of fo reign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

FASB ASC 815, Derivatives and Hedging (ASC 815) requires enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Aegis Value Fund did not maintain any positions in derivative instruments or engaged in hedging activities during the period ended September 30, 2014.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date: November 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date:  November 18, 2014

By Sarah Q. Zhang
      Sarah Q. Zhang, Treasurer

Date: November 18, 2014